BASIC AND DILUTED NET EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
BASIC AND DILUTED NET EARNINGS PER SHARE
NOTE 15:	BASIC AND DILUTED NET EARNINGS PER SHARE

	Year ended December 31,
	2015	2016	2017

Numerator (thousands):

Net income attributed to Sapiens' shareholders	$20,016	$19,336	$352
Adjustment to redeemable non-controlling interest	224	443	350

Net income used for earnings per share	$20,240	$19,779	$702

Denominator (thousands):

Denominator for basic earnings per share - weighted average number of common shares, net of treasury stock	48,121	48,947	49,170
Stock options and warrants	1,206	833	756

Denominator for diluted net earnings per share - adjusted weighted average number of shares	49,327	49,780	49,926

The weighted average number of shares related to outstanding anti-dilutive options and warrants excluded from the calculations of diluted net earnings per share was 582,570, 250,809 and 1,282,305 for the years 2015, 2016 and 2017, respectively.